Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Hua Huang, Chief Financial Officer of Fuquan Financial Company, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Fuquan Financial Company; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 28, 2019	By:	/s/ Hua Huang
HUA HUANG,
Chief Financial Officer